Subsequent events	9 Months Ended
Sep. 30, 2021
Subsequent events

34 Subsequent events

(a)	In October 2021, the subsidiary Braskem Idesa issued US$1.2 billion in sustainability-linked bonds (SLB). The bonds due in 10 years have an interest rate of 7% p.a., which may be increased by up to 37.5 bps if certain conditions are not met. The proceeds obtained from the bonds plus a credit line of US$150 million were used to settle a Project Finance agreement signed in 2012 (Note 15). As a result, all cash flows designated and not yet realized will be discontinued. The balance under Other Comprehensive Income will be transferred to financial income (expenses) in accordance with the schedule of future hedged sales as disclosed in note 18.3 (a.ii).
(b)	In a meeting held on December 2, 2021, the Board of Directors approved the early distribution of dividends for fiscal year 2021, in the total amount of R$6,000,000, corresponding to the gross amount of R$7.53904879 per common share or class “A” preferred share, and of R$0,60603214 per class “B”, which were paid on December 20, 2021.
(c)	In December 2021, the revolving credit facility in the amount of US$1 billion (R$5.4 billion) mentioned in Note 2.4, used when necessary to maintain the Company´s financial health and liquidity, was extended to December 2026. In addition, by the approval date of this consolidated interim financial information, the credit line was not borrowed by the Company.

(d)	In October 2021, the Company obtained provisional relief to exclude ICMS tax incentives and benefits applicable to its operations, granted by the States and the Federal District, from the income taxes calculation basis as of 2021, which will result in a reduction in cash disbursement in 2021 of approximately R$1.1 billion. This decision considers the Company's thesis defense that incentives and benefits are investment subsidies, under article 30 of Law 12973/2014 and Complementary Law 160/2017, and, consequently, are not taxable for income tax purposes. The subject matter is under evaluation by relevant bodies. Given the initial stage of the lawsuit and the diversity of incentives and benefits granted by the States, based on its assessment and external legal advisors, the Company considered the matter an uncertain tax treatment; therefore, the amount of R$1.1 billion will remain recorded in the annual financial statements as taxes payable.

(e)	As mentioned in Note 24, in December 2021, as part of the Company’s actions, additional measures were included in the salt well closure plan and preliminary actions related to the progress of environmental diagnosis. The resulting actions and updates arising from the normal course of measures in progress were recorded in this condensed consolidated interim financial information, in the amount of R$904 million, net of present value adjustment. Other events, such as monetary update of the socio-environmental agreement and additional measures for maintenance of the areas, which are classified as non-adjusting events in accordance with IAS 10, will be recorded in the annual financial statements of 2021 and are estimated at R$542 million, net of present value adjustment.

(f)	On January 5, 2022, Braskem S.A. issued Agribusiness Receivables Certificate (“CRA”) in the amount of R$721 million, with interest rates of IPCA inflation index plus 5.5386% per year and IPCA plus 5.5684% per year for the series maturing in 7 and 10 years, respectively.